Exhibit 32.1

ELITE ARTZ, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Elite Artz, Inc. (the ACompany@) certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)

the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   May 21, 2007

/s/ Wong Nga Leung

Wong Nga Leung

Principal Executive Officer

Principal Financial Officer